UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2008
POPULAR, INC.
(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	000-13818	66-0667416

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO	00918

(Address of principal executive offices)	(Zip code)
(787) 765-9800

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On October 22, 2008, Popular, Inc. issued a news release announcing its unaudited operational results for the quarter and nine-months ended September 30, 2008, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities
On October 17, 2008, the Board of Directors of Popular, Inc. approved two restructuring plans. The restructuring plan for Banco Popular North America (the BPNA’s Restructuring Plan) contemplates the following measures: closing, consolidation or sale of underperforming branches in all existing markets, the shutting down, sale or downsizing of lending businesses that do not generate deposits or fee income, and the reduction of general expenses associated with functions supporting the aforementioned branch and balance sheet initiatives.
It is anticipated that the BPNA Restructuring Plan will result in estimated combined charges for the Corporation of $36.5 million, to be recognized during the fourth quarter of 2008 and in 2009, broken down as follows:

(Dollars in millions)

Severance, bonuses and other benefits	$14.3

Lease contract terminations and write-off of leasehold improvements	$17.9

Other costs, mostly write-downs of other intangibles	$4.3

Total	$36.5

As a result of the BPNA Restructuring Plan, the Corporation expects an overall headcount reduction of 30% or about 640 full-time equivalent positions.
The restructuring plan of E-LOAN (the “E-LOAN” Restructuring Plan”) contemplates E-LOAN ceasing to operate as a direct lender over the next few weeks. E-LOAN will continue to market deposit accounts under its name for the benefit of BPNA and offer loan customers the option of being referred to a trusted consumer lending partner.
It is anticipated that the E-LOAN Restructuring Plan will result in estimated combined charges for the Corporation of $13.6 million, to be recognized during the fourth quarter of 2008 and in 2009, broken down as follows:

(Dollars in millions)

Severance, bonuses and other benefits	$6.1
Lease contract terminations and write-off of leasehold improvements	2.5
Other costs, principally write-downs of equipment and other intangibles	5.0

Total	$13.6

These estimates are preliminary as management is still in the process of evaluating the cost of implementing the restructuring Plans. Accordingly, no assurance can be given that the final charges may not differ by a significant amount from these estimates.

Item 9.01	Financial Statements and Exhibits

99.1	News release dated October 22, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)
Date: October 23, 2008	By:	/s/ Ileana Gonzalez
Ileana Gonzalez
Senior Vice President and Comptroller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 22, 2008